EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Atomic Guppy, Inc. (the “Company”) on Form 10-Q for the three month period ending January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Dean Burden, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s /J. DEAN BURDEN
J. Dean Burden
Principal Executive Officer and Principal Accounting Officer
March 16, 2009